UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21455

Claymore Dividend & Income Fund
  (Exact name of registrant as specified in charter)

         2455 Corporate West Drive
                              Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
         2455 Corporate West Drive
                              Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:   (630) 505-3700

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report
October 31, 2010

Claymore Dividend & Income Fund

DCS

GUGGENHEIM

www.guggenheimfunds.com/dcs

... your path to the LATEST,

most up-to-date INFORMATION about the

Claymore Dividend & Income Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/dcs, you will find:

●	Daily, weekly and monthly data on share prices, net asset values, distributions and more

●	Monthly portfolio overviews and performance analyses

●	Announcements, press releases and special notices

●	Fund and adviser contact information

We are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 l Annual Report l October 31, 2010

DCS l Claymore Dividend & Income Fund

Dear Shareholder |

We thank you for your investment in the Claymore Dividend & Income Fund (the “Fund”). This report covers the Fund’s performance for the fiscal year ended October 31, 2010.

The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. Equities are selected for the portfolio using a highly disciplined approach to identifying stocks of companies with substantial free cash flow relative to their market capitalization, with an emphasis on companies that pay a significant portion of free cash flow back to shareholders in the form of dividends.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2010, the Fund generated a total return based on market price of 8.45% and a return of 18.01% based on NAV.As of October 31, 2010, the Fund’s market price of $14.86 represented a discount of 12.17% to NAV of $16.92.As of October 31, 2009, the Fund’s market price of $14.25 represented a discount of 4.10% to NAV of $14.86.The benchmark for the Fund was determined to be a blended benchmark consisting of 80% Russell 1000Value Index and 20% the Barclays Capital Aggregate Index.The return for this blended benchmark for the one-year ended October 31, 2010 was 14.46%.

Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds”), formerly known as Claymore Advisors, LLC (“Claymore”), serves as the Adviser to the Fund.The name change, effective September 24, 2010, marks the next phase of business integration following the acquisition of Claymore by Guggenheim Partners, LLC, (“Guggenheim Partners”) announced on October 15, 2009. Guggenheim Funds Distributors, Inc., an affiliate of Guggenheim Funds, offers an extensive product line of closed-end funds (CEFs), exchange-traded funds (ETFs) and unit investment trusts (UITs). Guggenheim Partners is a global diversified financial services firm with more than $100 billion in assets under supervision.

The Fund’s investment sub-adviser, Manning & Napier Advisors, Inc. (“Manning & Napier”), is responsible for day-to-day management of the Fund’s investments. Founded in 1970, Manning & Napier is an employee-owned firm that manages more than $35 billion in client assets as of September 30, 2010.

The Fund paid quarterly dividends of $0.10 per common share in November 2009, February 2010, May 2010 and August 2010. In addition, the Fund paid a supplemental distribution of $0.161 per common share on December 29, 2009, to shareholders of record as of December 23, 2009.This supplemental distribution, which was made from ordinary income, was made in order to allow the Fund to meet its distribution requirements and avoid excise taxes for 2009. On October 1, 2010, the Fund announced that it is increasing its quarterly dividend by 25% to $0.125 per common share, effective with its November 2010 dividend.

The Fund from time to time may purchase shares of its common stock in open market or private transactions.The Fund’s Board of Trustees has authorized the share repurchase program in the belief that share repurchases may at times represent an opportunistic investment option for the Fund.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 30 of the Fund’s annual report.When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

Annual Report l October 31, 2010 l 3

DCS l Claymore Dividend & Income Fund l Dear Shareholder continued

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 5.You will find information about Manning & Napier’s investment philosophy and discipline, its views on the market environment and how it structured the Fund’s portfolio based on its views.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/dcs.

Sincerely,

Kevin M. Robinson
Chief Executive Officer
Claymore Dividend & Income Fund

November 30, 2010

4 l Annual Report l October 31, 2010

DCS l Claymore Dividend & Income Fund

Questions & Answers |

Claymore Dividend & Income Fund (the “Fund”) is managed by a team of seasoned professionals at Manning & Napier Advisors, Inc. (“Manning & Napier”).This investment team includes Jeffrey S. Coons, PHD, CFA, Co-Director of Research; Jack Bauer, Managing Director of Fixed Income; Christopher Petrosino, CFA, Senior Analyst, Quantitative Strategies Group; and, Keith Harwood, Senior Fixed Income Analyst. In the following discussion, members of the team provide insight into the Fund’s strategies and results during the 12-month period ended October 31, 2010.

1. Please describe the Fund’s objective and management strategies.

The Fund’s investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.

Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying or other income-producing securities, and at least 65% of the Fund’s total assets will consist of investments in dividend-paying common and preferred stocks.The Fund’s investments are focused on securities considered by Manning & Napier to be undervalued or inexpensive relative to other investments.

The Fund may invest up to 40% of its total assets, with the percentage measured at the time of the investment, in U.S. dollar-denominated securities of foreign issuers.There is no minimum credit rating for preferred stocks and debt securities in which the Fund may invest, although the Fund will not invest more than 10% of its total assets in non-convertible fixed-income securities of below investment-grade quality. In addition, the Fund may purchase and sell certain derivative instruments, including, but not limited to, options, futures contracts and options on futures contracts, for various portfolio management purposes including to seek income or capital appreciation, facilitate portfolio management and help reduce risk.

Manning & Napier’s process is opportunistic and is characterized by the shift of investment dollars toward areas of the market that are generally believed by Manning & Napier to be undervalued and away from areas that are overvalued. In order to be truly opportunistic, it is important to take a global view of investment opportunities, since roughly 60% of potential investment opportunities are located outside the U.S.

Equities are selected for the portfolio using a highly disciplined approach to identifying companies with substantial free cash flow relative to their market capitalization. Manning & Napier emphasizes companies that pay a substantial portion of their free cash flow back to shareholders in the form of dividends, unlocking shareholder value.This means that the equity portion of the Fund’s portfolio should generally have a higher dividend yield than the overall stock market.Also important is that a company under consideration has a low estimated risk of bankruptcy, in other words, a financially sound balance sheet.

Free cash flow yield is the amount of free cash flow per share divided by the market price of stock.When a company’s stock price is low relative to free cash flow, the free cash flow yield is high. If a stock’s price appreciates sharply without a major increase in free cash flow, thus causing the free cash flow yield to go lower than is considered desirable by Manning & Napier, that company would be screened out of the portfolio upon a rebal-ance.This discipline has a tendency to move the portfolio into more undervalued sectors of the market and away from higher risk sectors where the free cash flow yield is considered too low. It is a process that continuously moves the portfolio toward companies that are very solid, that are paying dividends, and where the stock price has not appreciated dramatically relative to free cash flow.

Historically, this strategy tends to produce a portfolio that holds up well in down markets and participates nicely in up markets, providing good balance in a wide variety of market conditions. However, when a market moves sharply upward, this strategy will typically underperform more momentum-driven indices such as the Standard & Poor’s 500 Index (the “S&P 500”). Historical data indicates that this approach has provided attractive returns over a full market cycle; however, past performance is no guarantee of future results and there is no guarantee that the perceived fair value of any security will be realized.

Once a year, generally in April, near the middle of the Fund’s fiscal year, there is a major rebalancing that not only evaluates all the holdings in the portfolio but also seeks to identify new investments that have become attractive based on Manning & Napier’s screening criteria.As part of the rebalancing process, all securities listed on major U.S. exchanges are screened using a quantitative discipline that focuses on four key criteria that Manning & Napier believes are good indicators of value: 1) high free cash flow yield; 2) dividend yield above the average of the S&P 500; 3) good solvency, with low estimated bankruptcy risk; and 4) adequate capitalization for consistent liquidity.This process generally produces 100 to 150 names that become candidates for inclusion in the Fund’s portfolio.This process is useful in identifying emerging opportunities; Manning & Napier has found that, over time, the market begins to recognize the qualities of these stocks, and their valuations begin to rise. In the course of the rebalancing, companies in the portfolio that no longer meet the valuation criteria described previously are generally eliminated and replaced with other companies that meet the criteria described by these screens.The portfolio is monitored on a continuous basis and changes are made as necessary to ensure that all holdings are consistent with Manning & Napier’s definition of value.The result of this process is that most of the changes in the

Annual Report l October 31, 2010 l 5

DCS l Claymore Dividend & Income Fund l Questions & Answers continued

portfolio take place at the time of rebalancing, although continuous analysis may result in modest changes throughout the year.

The strategy for the fixed income portion of the portfolio, which is approximately 20% of the Fund’s total assets, is a bottom-up, fundamentally-driven approach that seeks to invest in high quality companies that generate good cash flow and that Manning & Napier feels have good prospects. Bond investments may include securities with yields that seem high relative to their prospects, often because the issuing companies are out of favor. In the fixed income portion of the portfolio, various sectors, such as treasury securities, corporate bonds, mortgage-backed securities, and non-U.S. based bonds will be emphasized, depending on the relative value offered by each. In selecting bonds, the research of Manning & Napier’s 30-plus team of industry specialists is a significant factor, as they use their disciplined approach to evaluate company and industry fundamentals to assist the credit analysts in identifying companies that meet the value-oriented total return criteria for selecting bond investments.The goal is always to generate an attractive level of income, while taking only the level of risk that is warranted by the expected return.

2. Please tell us about the economic and market environment over the last 12 months.

The U.S. economy appears to be stuck in a slow growth mode, held back in large part by the related problems of high unemployment and ongoing weakness in consumer spending. Consumers continue to rebuild their balance sheets as they struggle to get out from under the debt overhang (largely housing related) of the past decade. Ongoing weakness in the labor and housing markets likely will make this process a protracted one. Following the expiration of tax credits for home buyers earlier this year, home sales have fallen drastically.While there have been tentative signs that the housing industry could be stabilizing, home sales remain at very low levels by historical standards, and the amount of supply on the market continues to exceed demand.

Contributing to the problems in consumer spending, the job market has been another drag on the economy.Although the October report on nonfarm payroll employment showed an increase, the unemployment rate remained unchanged at 9.6%. Financially strapped state and local governments continue to shed jobs, even as the private sector makes modest additions to its work force.While the market may react favorably to individual above-expectations economic data releases, it is important to note that the underlying economy is unlikely to show strong growth until consumers make more progress in paying down their large amounts of debt and experience a meaningful improvement in the labor market.

In the coming quarters, year-over-year comparisons in economic growth will be versus periods supported by significant government spending, which means that it will be even harder to show real growth. On balance, there is considerable pressure keeping overall economic growth in check.Worldwide, although there are some pockets of opportunity, many developed nations are facing problems similar to those in the U.S.

The equity market was rather volatile over this period, as might be expected during a time of economic uncertainty. Equities generally moved up from November 2009 through April 2010, then dropped sharply in May and were generally weak during the summer before rallying in September and October. For the 12 months ended October 31, 2010, the S&P 500 Index, which is generally regarded as a good indicator of the broad U.S. stock market, returned 16.52%. Return of the Russell 1000Value Index, which is the Fund’s main benchmark, was 15.71%.

Credit markets strengthened in an environment of very low interest rates.There was considerable investor interest in the fixed income market.The increase in demand drove yields lower and bond prices higher. Returns from high-yield bonds were much greater than those for investment-grade bonds, as investors reached farther out on the risk spectrum in search of higher yields.The return of the Barclays U.S.Aggregate Bond Index (the “Barclays Aggregate”), which measures the return of the U.S. bond market as a whole, was 8.01%. Return of the Barclays US Corporate HighYield Index, which measures performance of the high-yield bond market, was 19.35% for the 12 months ended October 31, 2010.

3. How did the Fund perform in this environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2010, the Fund generated a total return based on market price of 8.45% and a return of 18.01% based on NAV.As of October 31, 2010, the Fund’s market price of $14.86 represented a discount of 12.17% to NAV of $16.92.As of October 31, 2009, the Fund’s market price of $14.25 represented a discount of 4.10% to NAV of $14.86.

The market value of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.The current discount to NAV provides an opportunity for investors to purchase shares of the Fund at prices below the market value of the securities in the underlying portfolio.

The Fund performed quite well for the fiscal year ended October 31, 2010.The first half of the Fund’s fiscal year, from November 1, 2009 through April 30, 2010, was a challenging period for the Fund’s style of investing. In general, lower quality stocks, based on criteria such as Standard & Poor’s ratings for earnings growth and stability, performed better than higher quality issues.Also, stocks with lower dividend yields performed better than higher-yielding stocks. In the second half of the year, the focus shifted to high

6 l Annual Report l October 31, 2010

DCS l Claymore Dividend & Income Fund l Questions & Answers continued

quality issues with sustainable free cash flow.Accordingly, the Fund performed very well during the six-month period ended October 31, 2010, more than making up for its modest underperformance relative to the benchmark over the previous six months. For the 12-month period, the Fund’s return based on NAV surpassed that of the Fund’s blended benchmark of 80% Russell 1000Value Index and 20% Barclays Capital Aggregate Index by more than two percentage points.The blended benchmark returned 14.46% while the Fund’s return based on NAV was 18.01%.

4. What were the major investment decisions that affected the Fund’s performance over this 12-month period?

Several of the Fund’s largest positions contributed significantly to the Fund’s strong performance, both on an absolute basis and relative to the benchmark.These include quick service restaurant operator McDonald’s Corp.; Philip Morris International, Inc., a leading international tobacco company; and Conoco Phillips, an integrated international oil company (2.0%, 2.0% and 2.1%, respectively, of long-term investments at period end). Holdings that detracted from performance include Nokia OYJ, a producer and marketer of mobile communication devices (0.5% of long-term investments at period end) and BP PLC (not held in the portfolio at period end), which was eliminated from the portfolio after the company announced the indefinite suspension of its dividend. Some of the Fund’s pharmaceutical holdings, including Johnson & Johnson and Pfizer, Inc. (3.2% and 2.9%, respectively, of long-term investments at period end) had positive returns, but detracted from performance relative to the benchmark because they were up less than the benchmark.

The Fixed Income portion of the portfolio outperformed the Barclays Aggregate due to the portfolio’s higher exposure to corporate bonds, including high-yield bonds.As mentioned earlier, credit markets strengthened over the period. Corporate yield spreads continued to contract as investor risk appetite increased and alternative fixed income sectors, such as U.S. Treasury and agency securities and mortgages, offered little yield.

5. What changes were made in the April portfolio rebalance?

The most notable change was a reduction in the weight of the materials sector, which was reduced from approximately 8% at the end of March to approximately 3% at the end of April and about the same at the end of the fiscal year.This change was made because several fairly large holdings experienced significant appreciation in the first half of the fiscal year, contributing to the Fund’s performance. Manning & Napier believes that these stocks moved up in anticipation of increasing demand as world economies improve, although there is some doubt about whether that demand will be sustainable.

The Fund’s position in the consumer staples sector was increased, with the addition of retailer Wal-Mart Stores, Inc. (2.3% of long-term investments at period end) and The Procter & Gamble Co. (2.5% of long-term investments at period end), which produces and markets branded consumer packaged goods. Both of these are high quality companies with good dividend yields and strong free cash flow. Because the Fund’s holdings are weighted using a market capitalization based approach, and these are very large companies, these additions account for a significant portion of the increase in the consumer staples sector, which represented approximately 22% of long-term investments as of October 31, 2010, up from approximately 15% a year earlier.

The U.S. versus international positioning was not changed significantly during the period.Approximately 21% of total investments are in companies headquartered outside the U.S., mainly in developed markets. In addition, the Fund gains international exposure through investments in U.S. companies with significant international operations.

No major changes were made in the fixed income portion of the portfolio, which remains at approximately 18% of total invest-ments.The cash flow from bond coupons was reinvested in a few high yield and investment-grade corporate bonds; the proportion of high yield and investment-grade corporate bonds was maintained essentially stable.

6. Please discuss the Fund’s leverage strategy and how it has affected performance.

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from an unleveraged portfolio. During the 12 months ended October 31, 2010, the leverage contributed to performance, since the portfolio’s return was greater than the cost of leverage.

As of October 31, 2010, the Fund’s outstanding leverage was $33 million of debt via the credit facility through BNP Paribas, a leading European bank. Of course, leverage as a percentage of total assets has dropped somewhat over the period, as positive returns resulted in an increase in assets.

The Fund’s leverage strategy is to adjust the amount of leverage based on the market environment, reducing leverage when there appears to be greater risk in the market and increasing leverage when appropriate to take advantage of attractive investment opportunities in weaker markets.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s

Annual Report l October 31, 2010 l 7

DCS l Claymore Dividend & Income Fund l Questions & Answers continued

NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

7. What is the outlook for the economy and the securities markets in the coming months?

In a subdued growth environment, Manning & Napier believes that it is especially important to differentiate the winners from the losers.Through a disciplined investment process, the firm continues to identify companies trading at discounts to their fair value. In general, it appears that equity markets are fairly valued and that equities present better opportunities at present than bonds.

With the expectation of continued modest growth in the economies of most developed nations, Manning & Napier believes that some of the most rewarding investments are likely to be in good quality companies that derive a significant portion of their revenue from exports to the growth areas of the world. Most of the best performing holdings in recent months were companies with considerable international exposure, and Manning & Napier believes that this is likely to be the case in the months ahead. Solid names with exposure to healthy world consumer markets, such as The Coca-Cola Co., a diversified global beverage company (3.5% of long-term investments at period end), and The Proctor & Gamble Co., a diversified consumer products company (2.5% of long-term investments at period end), appear quite promising.

Index Definitions:

Indices are unmanaged and it is not possible to invest directly in an index.

S&P 500 Index is a capitalization-weighted index of 500 stocks.The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 1000 Value Index measures performance of companies with lower price-to-book ratios and lower forecasted growth values than the overall market.

The Barclays Capital US Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors.

The Barclays US Corporate HighYield Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

DCS Risks and Other Considerations

The views expressed in this report reflect those of the Portfolio Managers and Guggenheim Funds only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind.The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Past performance does not guarantee future results.

Not a Complete Investment Program.The Fund is intended for investors seeking a high level of current income and capital appreciation over the long term.The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each Common Shareholder should take into account the Fund’s investment objectives as well as the Common Shareholder’s other investments when considering an investment in the Fund.

Equity Risk. Substantially all of the Fund’s assets will be invested in common stocks and preferred equity securities, and therefore a principal risk of investing in the Fund is equity risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of commons stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Preferred Securities Risk.There are special risks associated with investing in preferred securities, including: Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income. Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable. Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments. Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. LimitedVoting Rights. Generally,

8 l Annual Report l October 31, 2010

DCS l Claymore Dividend & Income Fund l Questions & Answers continued

preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Income Risk. The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short- and long term. If prevailing market interest rates drop, distribution rates of the Fund’s portfolio holdings of preferred securities and debt securities may decline which then may adversely affect the Fund’s distributions on Common Shares as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing Financial Leverage.

“Value Investing” Risk. The Fund focuses its investments on dividend paying or other income producing securities that the Investment Manager believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in securities. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor ‘’growth’’ securities of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a‘’value’’investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.The Fund’s investment in such securities means that the net asset value and market price of the Common Shares will tend to decline if market interest rates rise. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. In typical interest rate environments, prices of fixed income securities with longer maturities generally fluctuate more in response to changes in interest rates than do the prices of fixed income securities with shorter-term maturities. Because the Fund may invest a portion of its assets in fixed-income securities without regard to their maturities, to the extent the Fund invests in fixed income securities with longer maturities, the net asset value and market price of the Common Shares would fluctuate more in response to changes in interest rates than if the Fund were to invest such portion of its assets in shorter-term fixed income securities. Market interest rates for investment grade fixed income securities in which the Fund may invest have recently declined significantly below the recent historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund’s net assets to decline) and the degree to which asset values may decline in such events.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, the interest or dividend rates payable by the Fund on any Financial Leverage the Fund may have issued would likely increase, which would tend to further returns to holders of Common Shares.

Lower Grade Securities. The Fund may invest up to 10% of its total assets in noncon-vertible fixed income securities of below investment grade quality. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher-grade securities. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default and are commonly referred to as“junk bonds”.

Foreign Securities.The Fund may invest in U.S. dollar-denominated securities of foreign issuers, including, but not limited to American Depositary Receipts (“ADRs”). The prices of such U.S. dollar-denominated securities of foreign issuers may be affected by factors not present with securities traded in the U.S. markets, including, political and economic conditions, less stringent regulation and higher volatility. As a result, such securities may be less liquid and more volatile than U.S. securities.

Derivatives Risk.The Fund may participate in certain derivative transactions, such as futures contracts, options or swap transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in these markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Manager’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

Illiquid Securities Risk. The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. It may be difficult to sell such securities at a price representing the fair value and, where registration of such securities is required, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell.

Fund Distribution Risk. Pursuant to its distribution policy, the Fund intends to make regular quarterly distributions on its Common Shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured.To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its Common Shareholders. Such return of capital distributions generally are tax-free up to the amount of a Common Shareholder’s tax basis in the Common Shares (generally, the amount paid for the Common Shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Market Discount Risk. Whether investors will realize gains or losses upon the sale of Common Shares of the Fund will depend upon the market price of the Common Shares at the time of sale, which may be less or more than the Fund’s net asset value per Common Share. Since the market price of the Common Shares will be affected by such factors as the relative demand

Annual Report l October 31, 2010 l 9

DCS l Claymore Dividend & Income Fund l Questions & Answers continued

for and supply of the Common Shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values and the Fund’s Common Shares may trade at such a discount. This risk may be greater for investors expecting to sell their Common Shares of the Fund soon after completion of the public offering. The Common Shares of the Fund were designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Industry Concentration Risk.The Fund may invest up to 25% of its total assets in the securities of companies principally engaged in a single industry. In the event the Fund makes substantial investments in a single industry, the Fund would become more susceptible to adverse economic or regulatory occurrences affecting that industry.

Other Investment Companies. The Fund may invest up to 10% of the Fund’s total assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly.The Fund expects that these investments will be primarily in exchange traded funds. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks.

Non-Diversified Status.The Fund is classified as a“non-diversified”investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for U.S. federal income tax to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the Fund must comply with the diversification requirements of the Code applicable to regulated investment companies. See“Federal Income Taxes.” Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Financial Leverage. Although the use of Financial Leverage by the Fund may create an opportunity for increased net income and capital appreciation for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund’s return will be greater than if Financial Leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used.There is no assurance that a leveraging strategy will be successful. Financial Leverage involves risks and special considerations for shareholders including:

• the likelihood of greater volatility of net asset value and market price of and dividends on the Common Shares than a comparable portfolio without leverage;

• the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Financial Leverage that the Fund must pay will reduce the return to the holders of Common Shares; and

• the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.

It is also possible that the Fund will be required to sell assets, possibly at a loss, in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Fund’s net asset value and also make it difficult for the net asset value to recover. The Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will out-weigh the current reduced return. The Fund’s use of Financial Leverage may also impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company.

Management Risk.The Investment Manager, in acting as investment manager of the Fund’s portfolio securities, will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Recent Market Developments. Following the worldwide market turmoil experienced in late 2008, governmental and regulatory bodies have taken action in an attempt to stabilize the financial markets. It is unclear what effect these programs, and their eventual termination, may have on the markets for credit securities in which the fund may invest over the near- and long-term. Such programs may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Legislation Risk. Legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Legislation or regulation may also change the way in which the Fund itself is regulated.

Market Disruption and Geopolitical Risk.Terrorist attacks, the war in Iraq and its aftermath and other geopolitical events around the world have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on the U.S. and world economies and markets and may cause further economic uncertainties or deterioration in the U.S. and worldwide. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, rating, credit risk, inflation and other factors relating to the Common Shares.

Anti-takeover Provisions. The Fund’s Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.

Please see www.guggenheimfunds.com/dcs for a more detailed discussion about Fund risks and considerations.

10 l Annual Report l October 31, 2010

DCS l Claymore Dividend & Income Fund

Fund Summary | As of October 31, 2010 (unaudited)

Fund Statistics
Share Price	$14.86
Common Share Net Asset Value	$16.92
Premium/Discount to NAV	-12.17%
Net Assets Applicable to Common Shares ($000)	$84,493

Total Returns
(Inception 1/27/04)	Market	NAV
One Year	8.45%	18.01%
Three Year - average annual	-42.78%	-43.90%
Five Year - average annual	-25.50%	-26.22%
Since Inception - average annual	-19.45%	-18.04%

% of Long-Term
Sector Breakdown*	Investments
Consumer Staples	21.8%
Health Care	19.3%
Energy	14.0%
Industrials	11.3%
Financials	9.6%
Consumer Discretionary	9.3%
Information Technology	7.3%
Materials	2.9%
Telecommunication Services	2.4%
Utilities	2.1%

% of Long-Term
Country Breakdown	Investments
United States	79.2%
United Kingdom	6.2%
France	2.9%
Taiwan	1.7%
Japan	1.0%
Switzerland	1.0%
Canada	1.0%
Norway	0.9%
Spain	0.7%
Finland	0.5%
Netherlands	0.5%
Zambia	0.5%
Bermuda	0.5%
Sweden	0.5%
Chile	0.4%
Luxembourg	0.4%
Ireland	0.4%
South Korea	0.3%
Germany	0.3%
Mexico	0.2%
Brazil	0.2%
Philippines	0.2%
Israel	0.2%
Belgium	0.1%
New Zealand	0.1%
Hungary	0.1%

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheimfunds.com/dcs. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

*	Securities are classified by sectors that represent broad groupings of related industries

% of Long-Term
Top Ten Issuers	Investments
Coca-Cola Co. (The)	3.5%
Chevron Corp.	3.3%
Johnson & Johnson	3.2%
Pfizer, Inc.	2.9%
Total SA, ADR (France)	2.9%
Intel Corp.	2.8%
PepsiCo, Inc.	2.8%
GlaxoSmithKline PLC, ADR (United Kingdom)	2.7%
Procter & Gamble Co. (The)	2.5%
Merck & Co., Inc.	2.4%

Annual Report l October 31, 2010 l 11

DCS l Claymore Dividend & Income Fund

Portfolio of Investments | October 31, 2010

Number
of Shares		Value
	Total Long-Term Investments - 134.8%
	Common Stocks - 109.0%
	Consumer Discretionary - 8.3%
2,186	Darden Restaurants, Inc.	$ 99,922
3,115	Garmin Ltd. (Switzerland)	102,297
4,273	Genuine Parts Co.	204,506
2,107	Hasbro, Inc.	97,449
46,330	Home Depot, Inc. (a)	1,430,670
3,999	Leggett & Platt, Inc.	81,500
8,885	Limited Brands, Inc.	261,130
9,849	Mattel, Inc.	229,777
28,907	McDonald’s Corp. (a)	2,248,097
8,507	McGraw-Hill Cos., Inc. (The)	320,289
4,906	Omnicom Group, Inc.	215,668
15,488	Pearson PLC, ADR (United Kingdom) (a)	238,515
19,371	Thomson Reuters Corp. (Canada) (a)	740,941
960	Tupperware Brands Corp.	43,018
2,933	VF Corp.	244,143
1,528	Whirlpool Corp.	115,868
7,086	Yum! Brands, Inc.	351,182
		7,024,972
	Consumer Staples - 29.3%
55,627	Altria Group, Inc. (a)	1,414,038
9,716	Archer-Daniels-Midland Co.	323,737
8,198	Avon Products, Inc.	249,629
2,180	Brown-Forman Corp. - Class B	132,566
9,012	Campbell Soup Co.	326,685
65,586	Coca-Cola Co. (The) (a)	4,021,734
7,460	Colgate-Palmolive Co. (a)	575,315
1,519	Delhaize Group SA, ADR (Belgium)	107,029
16,348	Diageo PLC, ADR (United Kingdom) (a)	1,209,752
1,925	Emotelladora Andina SA, ADR - Class B (Chile)	56,364
16,472	General Mills, Inc.	618,359
6,107	Hershey Co. (The)	302,235
8,666	HJ Heinz Co.	425,587
2,047	Hormel Foods Corp.	93,998
2,537	JM Smucker Co. (The)	163,078
10,037	Kellogg Co. (a)	504,460
11,390	Kimberly-Clark Corp. (a)	721,443
34,419	Kraft Foods, Inc. - Class A (a)	1,110,701
3,271	Lorillard, Inc.	279,147
3,229	McCormick & Co., Inc.	142,786
2,864	Molson Coors Brewing Co. - Class B	135,267
48,583	PepsiCo, Inc. (a)	3,172,470
38,749	Philip Morris International, Inc. (a)	2,266,816
44,535	Procter & Gamble Co. (The) (a)	2,831,090

Number
of Shares		Value
	Consumer Staples (continued)
4,422	Reynolds American, Inc.	$ 286,988
18,360	Sara Lee Corp. (a)	263,099
15,669	Sysco Corp. (a)	461,609
47,909	Wal-Mart Stores, Inc. (a)	2,595,231
		24,791,213
	Energy - 17.5%
45,049	Chevron Corp. (a)	3,721,498
39,836	ConocoPhillips (a)	2,366,258
39,146	Exxon Mobil Corp. (a)	2,602,035
29,443	Repsol YPF SA, ADR (Spain) (a)	815,277
12,222	Sasol Ltd., ADR (South Africa) (a)	553,045
46,509	Statoil ASA, ADR (Norway) (a)	1,015,291
11,495	Tenaris SA, ADR (Luxembourg) (a)	476,238
60,123	Total SA, ADR (France) (a)	3,275,501
		14,825,143
	Financials - 0.8%
1,803	Eaton Vance Corp.	51,872
2,757	Federated Investors, Inc. - Class B	68,677
14,387	Marsh & McLennan Cos., Inc. (a)	359,387
3,811	Plum Creek Timber Co., Inc. - REIT	140,397
1,809	Waddell & Reed Financial, Inc. - Class A	52,588
		672,921
	Health Care - 24.0%
39,030	Abbott Laboratories (a)	2,003,020
38,880	AstraZeneca PLC, ADR (United Kingdom) (a)	1,961,885
9,387	Baxter International, Inc.	477,798
3,654	Becton Dickinson and Co.	275,950
46,136	Bristol-Myers Squibb Co. (a)	1,241,058
31,013	Eli Lilly & Co. (a)	1,091,658
4,535	Fresenius Medical Care AG & Co. KGaA, ADR (Germany)	288,607
78,996	GlaxoSmithKline PLC, ADR (United Kingdom) (a)	3,084,004
56,783	Johnson & Johnson (a)	3,615,374
75,114	Merck & Co., Inc. (a)	2,725,136
192,181	Pfizer, Inc. (a)	3,343,949
1,739	Pharmaceutical Product Development, Inc.	44,884
610	Teleflex, Inc.	34,007
3,162	Valeant Pharmaceuticals International, Inc. (Canada)	87,303
		20,274,633
	Industrials - 11.8%
18,564	3M Co. (a)	1,563,460
34,769	ABB Ltd., ADR (Switzerland) (a)	719,371
2,912	Avery Dennison Corp.	105,851
4,283	Cooper Industries PLC (Ireland)	224,515
3,741	Dover Corp.	198,647
785	Dun & Bradstreet Corp.	58,412

See notes to financial statements.

12 l Annual Report l October 31, 2010

DCS l Claymore Dividend & Income Fund l Portfolio of Investments continued

Number
of Shares		Value
	Industrials (continued)
660	Elbit Systems Ltd. (Israel)	$ 35,726
19,819	Emerson Electric Co. (a)	1,088,063
5,830	General Dynamics Corp.	397,140
15,282	Honeywell International, Inc. (a)	719,935
1,467	Hubbell, Inc. - Class B	79,247
13,410	Illinois Tool Works, Inc. (a)	612,837
2,759	ITT Corp.	130,197
19,256	Koninklijke Philips Electronics NV (Netherlands) (a)	586,345
5,765	Lockheed Martin Corp.	410,987
9,283	Masco Corp.	98,957
6,314	Northrop Grumman Corp.	399,108
2,157	Pentair, Inc.	70,599
5,595	Pitney Bowes, Inc.	122,754
5,904	Raytheon Co.	272,056
5,474	RR Donnelley & Sons Co.	100,995
1,389	Snap-On, Inc.	70,839
8,937	Tyco International Ltd. (Switzerland)	342,108
14,313	United Technologies Corp. (a)	1,070,183
12,999	Waste Management, Inc. (a)	464,324
		9,942,656
	Information Technology - 9.1%
13,553	Automatic Data Processing, Inc. (a)	602,024
2,099	Broadridge Financial Solutions, Inc.	46,178
1,953	Harris Corp.	88,256
159,794	Intel Corp. (a)	3,207,066
2,094	Konami Corp., ADR (Japan)	36,582
5,916	Linear Technology Corp.	190,673
3,718	National Semiconductor Corp.	50,937
56,034	Nokia OYJ, ADR (Finland) (a)	598,443
9,883	Paychex, Inc.	273,759
136,782	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan) (a)	1,492,292
46,944	Telefonaktiebolaget LM Ericsson, ADR (Sweden) (a)	515,915
19,309	Texas Instruments, Inc. (a)	570,967
		7,673,092
	Materials - 2.9%
2,915	Bemis Co., Inc.	92,580
500	Compass Minerals International, Inc.	39,435
12,823	CRH PLC, ADR (Ireland) (a)	226,582
24,448	EI Du Pont de Nemours & Co. (a)	1,155,901
889	Greif, Inc. - Class A	52,220
1,905	International Flavors & Fragrances, Inc.	95,555
2,551	MeadWestvaco Corp.	65,637
1,572	Packaging Corp. of America	38,404
4,380	PPG Industries, Inc.	335,946
2,473	RPM International, Inc.	51,216

Number
of Shares			Value
	Materials (continued)
2,456	Sealed Air Corp.		$ 56,856
1,653	Sherwin-Williams Co. (The)		120,619
2,634	Sonoco Products Co.		88,239
1,499	Valspar Corp.		48,118
			2,467,308
	Telecommunication Services - 3.3%
1,969	Cellcom Israel Ltd. (Israel)		66,532
19,048	Chunghwa Telecom Co. Ltd., ADR (Taiwan) (a)		445,723
5,207	Magyar Telekom Telecommunications PLC, ADR (Hungary)		74,044
67,523	NTT DoCoMo, Inc., ADR (Japan) (a)		1,140,463
4,011	Partner Communications Co. Ltd., ADR (Israel)		81,544
3,937	Philippine Long Distance Telephone Co., ADR (Philippines)		244,606
9,117	Rogers Communications, Inc. - Class B (Canada)		332,315
9,903	Telecom Corp. of New Zealand Ltd., ADR (New Zealand)		77,441
18,467	Telefonos de Mexico SAB de CV, ADR (Mexico) (a)		285,869
			2,748,537
	Utilities - 2.0%
2,761	Cia de Saneamento Basico do Estado de Sao Paulo, ADR (Brazil)		126,896
7,639	Cia Energetica de Minas Gerais, ADR (Brazil)		136,280
2,402	DPL, Inc.		62,692
4,136	Empresa Nacional de Electricidad SA, ADR (Chile)		220,697
9,872	Enersis SA, ADR (Chile)		225,180
9,977	Exelon Corp. (a)		407,261
13,388	Public Service Enterprise Group, Inc. (a)		433,102
1,637	UGI Corp.		49,257
			1,661,365
	Total Common Stocks - 109.0%
	(Cost $78,567,612)		92,081,840
	Convertible Preferred Stocks - 0.8%
	Financials - 0.8%
342	Fannie Mae, 5.375%
	(Cost $33,154,000)		649,800
Principal		Optional
Amount	Call Provisions		Value
	Corporate Bonds - 24.7%
	Consumer Discretionary - 4.3%
$ 400,000	British Sky Broadcasting Group PLC, BBB+, 9.500%, 11/15/18
	(United Kingdom) (b)	N/A	548,578
394,000	Comcast Corp., BBB+, 6.550%, 7/1/39	N/A	442,674
410,000	Fortune Brands, Inc., BBB-, 6.625%, 7/15/28	N/A	412,073
394,000	Home Depot, Inc., BBB+, 5.875%, 12/16/36	N/A	410,686
404,000	International Game Technology, BBB, 7.500%, 6/15/19	N/A	475,680
399,000	Kohl’s Corp., BBB+, 6.875%, 12/15/37	N/A	478,696
265,000	Time Warner, Inc., BBB, 7.700%, 5/1/32	N/A	327,086

See notes to financial statements.

Annual Report l October 31, 2010 l 13

DCS l Claymore Dividend & Income Fund l Portfolio of Investments continued

Principal		Optional
Amount		Call Provisions	Value
	Consumer Discretionary (continued)
$ 397,000	Walt Disney Co. (The), A, 7.000%, 3/1/32 (a)	N/A	$ 503,321
			3,598,794
	Energy - 1.2%
405,000	Anadarko Petroleum Corp., BBB-, 8.700%, 3/15/19	N/A	502,161
411,000	Weatherford International Ltd., BBB, 9.625%, 3/1/19 (Bermuda) (a)	N/A	543,601
			1,045,762
	Financials - 11.1%
137,000	American Express Co., BB, 6.800%, 9/1/66 (c)	9/1/16 @ 100.00	138,541
399,000	American Express Co., BBB+, 8.125%, 5/20/19 (a)	N/A	513,375
398,000	American International Group, Inc., A-, 5.375%, 10/18/11	N/A	412,925
301,000	AvalonBay Communities, Inc., BBB+, 6.100%, 3/15/20	N/A	352,846
198,000	Bank of America Corp., BB, 8.000% (c) (d)	1/30/18 @ 100.00	200,087
301,000	Boston Properties LP, A-, 5.875%, 10/15/19	N/A	340,174
301,000	Camden Property Trust, BBB, 5.700%, 5/15/17	N/A	333,314
260,000	Caterpillar Financial Services Corp., A, 7.150%, 2/15/19	N/A	334,617
401,000	Citigroup, Inc., A, 8.500%, 5/22/19	N/A	504,330
400,000	Coffeyville Resources LLC/Coffeyville Finance, Inc., BB-,
	9.000%, 4/1/15 (b)	4/1/12 @ 106.75	431,000
300,000	Credit Acceptance Corp., BB, 9.125%, 2/1/17 (b)	2/1/14 @ 104.563	316,500
300,000	Fidelity National Financial, Inc., BBB-, 6.600%, 5/15/17	N/A	309,804
199,000	GE Capital Trust I, A+, 6.375%, 11/15/67 (c)	11/15/17 @ 100.00	198,005
397,000	General Electric Capital Corp., AA+, 6.750%, 3/15/32	N/A	444,130
200,000	Goldman Sachs Capital II, BBB, 5.793% (c) (d)	6/1/12 @ 100.00	172,750
404,000	Goldman Sachs Group, Inc. (The), A-, 6.750%, 10/1/2037	N/A	424,955
301,000	HCP, Inc., BBB, 6.700%, 1/30/18	N/A	334,460
269,000	Hughes Network Systems LLC/HNS Finance Corp., B,
	9.500%, 4/15/14	12/2/10 @ 104.75	281,777
202,000	JPMorgan Chase & Co., BBB+, 7.900% (c) (d)	4/30/18 @ 100.00	216,062
396,000	JPMorgan Chase & Co., A+, 6.300%, 4/23/19	N/A	462,915
405,000	Manufacturers & Traders Trust Co., A-, 6.625%, 12/4/17	N/A	474,480
400,000	Merrill Lynch & Co., Inc., A-, 6.110%, 1/29/37	N/A	382,001
400,000	Morgan Stanley, A, 5.550%, 4/27/17	N/A	426,361
405,000	PNC Bank NA, A, 5.250%, 1/15/17	N/A	440,167
300,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
	B-, 8.500%, 5/15/18 (b)	5/15/14 @ 104.25	308,250
298,000	Simon Property Group LP, A-, 10.350%, 4/1/19	N/A	421,896
202,000	Wells Fargo & Co., A-, 7.980% (c) (d)	3/15/18 @ 100.00	213,110
			9,388,832

Principal		Optional
Amount		Call Provisions	Value
	Health Care - 2.1%
$ 399,000	Aetna, Inc., A-, 6.750%, 12/15/37	N/A	$ 452,308
404,000	Alere, Inc., B-, 9.000%, 5/15/16	5/15/13 @ 104.50	433,290
399,000	UnitedHealth Group, Inc., A-, 6.500%, 6/15/37	N/A	441,542
397,000	WellPoint, Inc., A-, 5.950%, 12/15/34	N/A	410,158
			1,737,298
	Industrials - 3.5%
399,000	CSX Corp., BBB-, 6.000%, 10/1/36	N/A	426,069
364,000	Delta Air Lines, Inc., BB-, 9.500%, 9/15/14 (b)	9/15/11 @ 107.125	402,220
408,000	FedEx Corp., BBB, 8.000%, 1/15/19 (a)	N/A	526,559
300,000	MagnaChip Semiconductor SA/MagnaChip
	Semiconductor Finance Co., B+,
	10.500%, 4/15/18 (South Korea) (b)	4/15/14 @ 105.25	323,250
407,000	Southwest Airlines Co., BBB, 5.125%, 3/1/17	N/A	429,698
274,000	Textron, Inc., BBB-, 7.250%, 10/1/19	N/A	326,672
405,000	Waste Management, Inc., BBB, 7.375%, 3/11/19 (a)	N/A	510,946
			2,945,414
	Information Technology - 0.7%
262,000	Corning, Inc., BBB+, 6.625%, 5/15/19	N/A	316,889
264,000	Oracle Corp., A, 6.125%, 7/8/39	N/A	307,846
			624,735
	Materials - 0.9%
275,000	Alcoa, Inc., BBB-, 6.750%, 7/15/18	N/A	301,049
411,000	International Paper Co., BBB, 7.500%, 8/15/21	N/A	502,160
			803,209
	Utilities - 0.9%
401,000	Exelon Generation Co. LLC, BBB, 6.200%, 10/1/17	N/A	467,502
264,000	Southwestern Electric Power Co., BBB, 6.450%, 1/15/19	N/A	300,137
			767,639
	Total Corporate Bonds - 24.7%
	(Cost $18,537,586)		20,911,683

See notes to financial statements.

14 l Annual Report l October 31, 2010

DCS l Claymore Dividend & Income Fund l Portfolio of Investments continued

Number
of Shares		Value
	Limited Partnership - 0.3%
	Real Estate - 0.3%
400,000	Kodiak Funding, LP (e)
	(Cost $3,508,000)	$ 248,000
	Total Long-Term Investments - 134.8%
	(Cost $133,767,198)	113,891,323
	Short-Term Investments - 3.4%
2,836,542	Dreyfus Money Market Bond Fund
	(Cost $2,836,542)	2,836,542
	Total Investments - 138.2%
	(Cost $136,603,740)	116,727,865
	Other Assets in excess of Liabilities - 0.9%	765,130
	Borrowings - (39.1%)	(33,000,000)
	Net Assets Applicable to Common Shares - 100.0%	$ 84,492,995

ADR - American Depositary Receipt

AG - Stock Corporation

ASA - Stock Company

KGaA - Limited Partnership

LLC - Limited Liability Company

LP - Limited Partnership

OYJ - Public Traded Company

NV - Publicly Limited Liability Corporation

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Corporation

SAB de CV - Variable Capital Company

(a)	All or a portion of these securities were segregated as collateral for the borrowings. As of October 31, 2010, the total amount segregated was $76,826,615.
(b)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933 These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, these securities amounted to 2.8% of net assets applicable to Common Shares.

(c)	Floating or variable rate security.
(d)	Perpetual maturity.
(e)
Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $248,000 which represents 0.3% of Net Assets Applicable to Common Shares.

Ratings (unaudited) shown are per Standard & Poor’s; securities classified NR are not rated by Standard & Poor’s.

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shares unless otherwise noted.

See notes to financial statements.

Annual Report l October 31, 2010 l 15

DCS l Claymore Dividend & Income Fund
Statement of Assets and Liabilities | October 31, 2010
Assets
Investments in securities, at value (cost $136,603,740)	$116,727,865
Dividends and interest receivable	493,793
Cash	406,000
Other assets	76,576
Total assets	117,704,234
Liabilities
Borrowings	33,000,000
Advisory fee payable	76,631
Interest due on borrowings	4,643
Administrative fee payable	2,238
Accrued expenses and other liabilities	127,727
Total liabilities	33,211,239
Net Assets Applicable to Common Shareholders	$84,492,995
Composition of Net Assets Applicable to Common Shareholders
Common stock, $.01 par value per share; unlimited number of shares authorized, 4,993,991 shares issued and outstanding	$49,940
Additional paid-in capital	772,487,780
Accumulated net unrealized depreciation on investments	(19,875,875)
Accumulated net realized loss on investments, and currency transactions	(668,587,008)
Accumulated undistributed net investment income	418,158
Net Assets Applicable to Common Shareholders	$84,492,995
Net Asset Value Applicable to Common Shareholders
(based on 4,993,991 common shares outstanding)	$16.92

See notes to financial statements.

16 l Annual Report l October 31, 2010

DCS l Claymore Dividend & Income Fund

Statement of Operations | For the year ended October 31, 2010

Investment Income
Dividends (net of foreign withholding taxes of $128,400)	$3,694,989
Interest	1,654,314
Total income		$5,349,303
Expenses
Advisory fee	1,111,021
Professional fees	318,096
Trustees’fees and expenses	160,969
Printing expenses	132,787
Fund accounting	51,743
Administrative fee	35,887
Custodian fee	33,488
NYSE listing fee	21,427
Transfer agent fee	19,774
Insurance expense	15,590
Auction agent fee - preferred shares	15,178
Miscellaneous	174,135
Interest expense	457,238
Total expenses		2,547,333
Advisory fees waived		(104,566)
Net expenses		2,442,767
Net investment income		2,906,536
Realized and Unrealized Gain (Loss) on Investments, In-kind Transactions and Foreign Currency Transactions
Net realized gain (loss) on:
Investments		3,788,249
In-kind transactions		(4,906,028)
Foreign currency transactions		96
Net change in unrealized appreciation on:
Investments		18,170,095
Foreign currency translation		2
Net gain on investments and foreign currency transactions		17,052,414
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		19,958,950
Distributions to Preferred Shares from
Net investment income		(126,017)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$19,832,933

See notes to financial statements.

Annual Report l October 31, 2010 l 17

DCS l Claymore Dividend & Income Fund
Statement of Changes in Net Assets
Applicable to Common Shareholders |
	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Increase (decrease) in Net Assets Applicable to Common
Shareholders Resulting from Operations
Net investment income	$2,906,536	$8,154,646
Net realized loss on investments, in-kind redemptions, futures, options and currency transactions	(1,117,683)	(440,501,096)
Net change in unrealized appreciation on investments, futures, options and currency transactions	18,170,097	396,803,212
Distributions to Preferred Shareholders from
Net investment income	(126,017)	(1,895,225)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	19,832,933	(37,438,463)
Distributions to Common Shareholders
From and in excess of net investment income	(3,868,047)	(5,901,925)
Capital Share Transactions
Cost of common shares repurchased	(66,354,778)	–
Total decrease in net assets applicable to common shareholders	(50,389,892)	(43,340,388)
Net Assets
Beginning of period	134,882,887	178,223,275
End of period (including accumulated undistributed net investment income of $418,158 and
$1,458,767, respectively)	$84,492,995	$134,882,887

See notes to financial statements.

18 l Annual Report l October 31, 2010

DCS l Claymore Dividend & Income Fund
Statement of Cash Flows | For the year ended October 31, 2010
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$19,958,950
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating and Investing Activities:
Net change in unrealized appreciation on investments	(18,170,095)
Net realized loss on investments	1,117,779
Purchase of long-term investments	(33,441,263)
Proceeds from sale of long-term investments	64,791,234
Amortization of premium and other	37,289
Net sales of short-term investments	1,408,239
Decrease in dividends and interest receivable	205,081
Increase in other assets	(34,559)
Decrease in advisory fee payable	(53,284)
Decrease in dividends payable - preferred shares	(6,731)
Decrease in administrative fee payable	(1,897)
Decrease in accrued expenses and other liabilities	(164,379)
Decrease in interest due on borrowings	(29,274)
Decrease in due to custodian	(37,888)
Net Cash Provided by Operating and Investing Activities	35,579,202
Cash Flows From Financing Activities:
Redemption of auction market preferred shares	(30,000,000)
Distributions to preferred shareholders	(126,017)
Dividends paid to common shareholders	(3,868,047)
Proceeds from borrowings	3,000,000
Cash payment in connection with common shares tendered for repurchase	(4,179,138)
Net Cash Used by Financing Activities	(35,173,202)
Net increase in cash	406,000
Cash at Beginning of Period	–
Cash at End of Period	$406,000
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$486,512
Supplemental Disclosure of Cash Flow of Non-Cash Flow Information:
Value of securities transferred in the tender offer	$62,175,640

See notes to financial statements.

Annual Report l October 31, 2010 l 19

DCS l Claymore Dividend & Income Fund

Financial Highlights |
	For the		For the		For the		For the		For the
Per share operating performance for a common share	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
outstanding throughout the period *	October 31, 2010		October 31, 2009		October 31, 2008		October 31, 2007		October 31, 2006
Net asset value, beginning of period	$14.86		$19.65		$113.95		$119.55		$103.10
Income from investment operations
Net investment income (a)	0.49		0.90		6.75		7.70		7.09
Net realized and unrealized gain (loss) on investments, futures, options and swap transactions	2.15		(4.83)		(92.50)		(4.30)		18.08
Distributions to Preferred Shareholders
From net investment income and return of capital (common share equivalent basis)	(0.02)		(0.21)		(2.05)		(2.50)		(2.22)
Total from investment operations	2.62		(4.14)		(87.80)		0.90		4.59
Distributions to Common Shareholders
From and in excess of net investment income	(0.56)		(0.65)		(4.73	)(e)	(6.50)		(6.50)
Return of capital	–		–		(1.77	)(e)	–		–
Total distributions to Common Shareholders	(0.56)		(0.65)		(6.50)		(6.50)		(6.50)
Net asset value, end of period	$16.92		$14.86		$19.65		$113.95		$119.55
Market value, end of period	$14.86		$14.25		$14.90		$98.10		$108.05
Total investment return (b)
Net asset value	18.01%		(19.99)%		(81.30)%		0.67%		23.05%
Market value	8.45%		3.50%		(83.31)%		(3.53)%		26.97%
Ratios and supplemental data
Net assets, applicable to common shareholders, end of period (thousands)	$84,493		$134,883		$178,223		$1,034,697		$1,085,306
Preferred Shares, at liquidation value ($25,000 per share liquidation preference) (thousands)	$0		$30,000		$125,000		$425,000		$425,000
Preferred Shares asset coverage per share	$0		$137,402		$60,645		$85,859		$88,842
Ratios to Average Net Assets applicable to Common Shares:
Net operating expense	2.18%		2.66%		1.76%		1.42%		1.47%
Interest expense	0.50%		0.11%		0.00%		0.00%		0.00%
Total net expense	2.68%		2.77%		1.76%		1.42%		1.47%
Fee waiver	0.11%		0.09%		0.00%		0.00%		0.00%
Total gross expense	2.79	%(c)	2.86	%(c)	1.76	%(c)	1.42	%(c)	1.47%
Net investment income, after fee waiver and effect of dividends to preferred shares	3.04%		5.38%		6.36%		4.36%		4.40%
Portfolio turnover	26%		172	%(f)	68%		57%		25%
Senior indebtedness
Total borrowings outstanding (in thousands)	$33,000		$30,000		$–		$–		$–
Asset coverage per $1,000 of indebtedness (d)	$3,560		$6,496		$–		$–		$–

* Reflects 1 for 5 reverse stock split that occurred on June 5, 2009.

N/A Not applicable

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns.Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be approximately 0.00% for the year ended October 31, 2010 and the year ended October 31, 2009, and 0.02% for the years ended October 31, 2008, and October 31, 2007. The impact to the expense ratio as a result of investments in other investment companies was not required prior to 2007. As a result, the impact has not been disclosed for the years prior to 2007.

(d)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

(e)
Subsequent to October 31, 2008, a reclassification was required that resulted in a recharacterization of the distributions for the October 31, 2009, financial reporting period. This resulted in a $0.03 reclassification between distributions paid to common shareholders from and in excess of net investment income and distributions paid to common shareholders from return of capital.

(f)	The increase in the portfolio turnover compared to prior years is the result of the change in the Fund’s Sub-Adviser and the resulting reallocation of the portfolio holdings.

See notes to financial statements.

20 l Annual Report l October 31, 2010

DCS l Claymore Dividend & Income Fund

Notes to Financial Statements | October 31, 2010

Note 1 – Organization:
Claymore Dividend & Income Fund (formerly Dreman/Claymore Dividend & Income Fund) (the“Fund”) was organized as a Delaware statutory trust on October 20, 2003. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

On September 24, 2010, Claymore Advisors, LLC changed its name to Guggenheim Funds Investment Advisors, LLC. Also, Claymore Securities, Inc. changed its name to Guggenheim Funds Distributors, Inc.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and ask prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded. Exchange traded options are valued at the mean between the bid and asked prices on the principal exchange on which it is traded. The Fund values money market funds at net asset value. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s)“fair value”. Such“fair value”is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund adopted the Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Fund adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using quoted prices that are fair valued using procedures approved by the Board of Trustees. The fair value estimate for the Level 3 security in the Fund was determined in good faith by the Pricing Committee pursuant to the Valuation Procedures adopted by the Board of Trustees. There

Annual Report l October 31, 2010 l 21

DCS l Claymore Dividend & Income Fund l Notes to Financial Statements continued

were various factors considered in reaching fair value determination, including, but not limited, to the following: the type of security, the extent of public trading of the security, analysis of the company’s performance and the present value of potential future earnings of the investment.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of October 31, 2010.

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks	$92,082	$–	$–	$92,082
Convertible Preferred Stocks	–	650	–	650
Corporate Bonds	–	20,912	–	20,912
Limited Partnership	–	–	248	248
Money Market Fund	2,836	–	–	2,836
Total	$94,918	$21,562	$248	$116,728

Level 3 holdings	Securities
(value in $000s)
Beginning Balance at October 31, 2009	$184
Total Realized Gain/Loss	–
Change in Unrealized Gain/Loss	64
Net Purchases and Sales	–
Transfers In	–
Transfers Out	–
Ending Balance at October 31, 2010	$248

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates or to manage the duration of its portfolio. The swaps are valued at current market value and any unrealized gain or loss is included in the Statement of Operations. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of Operations. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund did not invest in swaps during the year ended October 31, 2010.

(d) Futures
A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the counterparty an amount of cash equal to the daily fluctuation in the value of the contract. Such receipt or payment is known as the variation margin and is recorded by the Fund as unrealized appreciation or depreciation. The Fund bears the market risk that arises from the change in the value of these financial instruments. The Fund may use futures contracts in an attempt to enhance the Fund’s investment returns, as an efficient way to gain broad market exposure with reduced transaction costs and/or to hedge against market and other risks in the Fund’s portfolio. There are a number of risks associated with the use of futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. If futures are used for hedging, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund’s portfolio securities being hedged. The Fund is subject to equity price risk when utilizing futures contracts. The Fund bears the risk of security prices moving unexpectedly in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The Fund did not invest in futures contracts during the year ended October 31, 2010.

22 l Annual Report l October 31, 2010

DCS l Claymore Dividend & Income Fund l Notes to Financial Statements continued

(e) Options
The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the over-the-counter (“OTC”) market as a means of achieving additional return or of hedging the value of the Fund’s portfolio. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or“strike”price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). There are several risks associated with transactions in options on securities. The Fund is subject to equity price risk when utilizing option contracts. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. The Funds did not invest in options during the year ended October 31, 2010.

(f) Distributions
The Fund declares and pays quarterly dividends to common shareholders. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(g) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of the respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from the holding of a foreign currency, expiration of a currency exchange contract, difference in the exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency forwards and currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, is included in unrealized appreciation (depreciation) on foreign currency transactions.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the“Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (the“Adviser”), the Adviser furnished offices, necessary facilities and equipment, provided administrative services, oversaw the activities of Dreman Value Management, LLC (“DVM”) (through June 17, 2009) and Manning & Napier (after June 17, 2009), provided personnel including certain officers required for the Fund’s administrative management and compensated all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund paid the Adviser a fee, payable monthly, in an amount equal to 0.85% of the Fund’s average managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

The Adviser previously entered into a Sub-Advisory Agreement with DVM. Pursuant to the terms of this agreement, DVM, under the supervision of the Fund’s Board of Trustees and the Adviser, provided a continuous investment program for the Fund’s portfolio; provided investment research and made and executed recommendations for the purchase and sale of securities; and provided certain facilities and personnel, including officers required for the Fund’s administrative management, and compensation of all officers and trustees of the Fund who are its affiliate. For these services, the Adviser paid DVM an aggregate amount equal to 60% of the investment advisory fees paid to the Adviser by the Fund, net of any additional compensation payments to underwriters of the common share offering. Effective January 27, 2009, the Advisor agreed to waive 0.08% of its investment advisory fees. The 0.08% waiver was assumed by DVM.

On June 17, 2009, the Fund’s Board of Trustees approved the termination of DVM’s investment sub-advisory agreement with the Fund. The sub-advisory agreement with DVM was no longer in effect as of close of business on August 17, 2009. On June 17, 2009, the Board of Trustees of the Fund approved the appointment of a new investment sub-adviser to the Fund, Manning & Napier Advisors, Inc. (“Manning & Napier”). Pursuant to this change, Manning & Napier entered into an interim investment sub-advisory agreement with Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, and the Fund (the“Initial Interim Sub-Advisory Agreement”). Under the Initial Interim Sub-Advisory Agreement, the Adviser agreed to pay Manning & Napier 0.42% of the Fund’s managed assets as compensation for its services. The Adviser is waiving 0.09% of the investment advisory fee and this waiver has been assumed by Manning & Napier. The benefit to the Fund from this waiver is 0.08%.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund.

Annual Report l October 31, 2010 l 23

DCS l Claymore Dividend & Income Fund l Notes to Financial Statements continued

The Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the year ended October 31, 2010, the Fund recognized expenses of $35,887 for these services.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At October 31, 2010, the following reclassification was made to the capital accounts of the Fund, to reflect permanent book and tax differences relating to the distributions received from real estate investment trusts, partnerships, and passive foreign investment companies, gains on foreign currency transactions and the redemption of in-kind transactions. Net investment income, net realized gains and net assets were not affected by these changes.

Additional	Accumulated Net	Accumulated Undistributed
paid-in capital	Realized Gain	Net Investment Income
$(4,905,870)	$(4,858,951)	$46,919

Information on the components of net assets on a tax basis as of October 31, 2010 is as follows:

Undistributed
			Net Tax	Ordinary	Undistributed
Cost of			Unrealized	Income/	Long-Term
Investments	Gross Tax	Gross Tax	Depreciation	(Accumulated)	Gains/
for Tax	Unrealized	Unrealized	on	Ordinary	(Accumulated)
Purposes	Appreciation	Depreciation	Investments	Loss)	Capital Loss)
$136,625,675	$16,929,771	($36,827,581)	($19,897,810)	$171,508	($668,318,423)

The difference between book and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, income reclassifications from royalty trusts, partnerships and investments in preferred securities.

As of October 31, 2010, for federal income tax purposes, the Fund anticipates utilizing $3,716,592 of capital loss carryforward. The Fund had a remaining carryfor-ward of $668,318,423 available to offset possible future capital gains.

Of the capital loss carryforward, $225,018,762 is set to expire on October 31, 2016, and $443,299,661 is set to expire on October 31, 2017. Given the current size of the Fund, it is likely that the Fund will be unable to fully utilize these capital losses carryforwards prior to their expiration.

For the years ended October 31, 2010 and 2009, the tax character of distributions paid to common and preferred shareholders as reflected in the statement of changes in net assets was as follows:

Distributions paid from:	2010	2009
Ordinary income - common shares	$ 3,868,047	$ 5,901,925
Ordinary income – preferred shares	126,017	1,895,225
	$ 3,994,064	$ 7,797,150

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and

24 l Annual Report l October 31, 2010

DCS l Claymore Dividend & Income Fund l Notes to Financial Statements continued

the interim tax period since them). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:
For the year ended October 31, 2010, the cost of purchases and proceeds from sales of investments, excluding shares tendered and short-term securities, were $33,441,263 and $64,791,234, respectively.

Note 6 – Tender Offer:
On December 1, 2009, the Fund commenced an in-kind Tender Offer (“the Offer”) where the Fund agreed to purchase up to approximately 45% of the Fund’s outstanding common shares at 99.5% of the net asset value (“NAV”) per common share in exchange for a pro-rata portion of the Fund’s portfolio securities. Following the expiration of the Offer on January 4, 2010, the Fund accepted 4,085,893 properly tendered shares, representing approximately 45% of the Fund’s Common Shares outstanding, at a NAV per Common Share of approximately $16.24 (the“Repurchase Price”). The total value of assets of the Fund that was distributed in payment for such tendered Common Shares accepted in the Offer based on the Repurchase Price was $66,354,778.

Note 7 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 4,993,991 (reflecting the 1 for 5 reverse stock split that occurred prior to the opening of trading on the NYSE on June 5, 2009) issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the years ended October 31, 2010 or 2009.

Transactions in common shares were as follows:
	Year Ended October 31, 2010	Year Ended October 31, 2009
Beginning Shares	9,079,884	9,079,884
Shares repurchased through Tender Offer	4,085,893	–
Ending Shares	4,993,991	9,079,884

Preferred Shares
On March 23, 2004, the Fund issued 3,400 shares of Preferred Shares Series M7, 3,400 shares of Preferred Shares Series T28, 3,400 shares of Preferred Shares Series W7, 3,400 shares of Preferred Shares Series TH28 and 3,400 shares of Preferred Shares Series F7 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. On September 29, 2008 and October 20, 2008, the Fund announced redemptions of 1,200 shares of each series of Auction Market Preferred Shares (“AMPS”), respectively. On November 26, 2008, January 30, 2009 and February 26, 2009, the Fund announced redemptions of 80 shares, 120 shares and 280 shares of each series respectively. On July 24, 2009, the Fund announced redemptions of 120 shares from each series M7, W7 and F7 and 520 shares from each of series T28 and TH28, which fully redeemed series T28 and TH28. On January 31, 2010, the Fund announced redemptions of 400 shares from each series M7, W7, and F7 which fully redeemed all three series. At October 31, 2010, there were no preferred shares outstanding.

The broad auction-rate preferred securities market, including the Fund’s AMPS, continued to experience considerable disruption since February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS. Provisions in the offering documents of the Fund’s AMPS provided a mechanism to set a maximum rate in the event of a failed auction. This maximum rate is the London Interbank Offered Rate (“LIBOR”) + 1.25% or LIBOR x 125%, whichever is greater. On November 26, 2008, Fitch Ratings, one of the two rating agencies that provide credit ratings to the Fund’s AMPS, downgraded the rating assigned to the AMPS issued by the Fund to‘AA’from‘AAA’. Due to the downgrade, the maximum rates increased from 1.25% to 1.50% over the applicable LIBOR rates. On December 24, 2009, Fitch reassigned the‘AAA’rating to the Fund’s AMPS and the maximum rate decreased to 1.25% over the applicable LIBOR rates.

During the year ended October 31, 2010, the annualized dividend rates ranged from:

	High	Low	At October 31, 2010
Series M7	1.72%	1.46%	N/A
Series W7	1.72%	1.46%	N/A
Series F7	1.72%	1.46%	N/A

N/A - Not applicable as this series was fully redeemed during the period.

Annual Report l October 31, 2010 l 25

DCS l Claymore Dividend & Income Fund l Notes to Financial Statements continued

Note 8 – Borrowings:
On August 5, 2009, the Fund entered into a $30,000,000 committed credit facility agreement whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the counterparty. The credit facility agreement was increased to $33,000,000 on January 26, 2010. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.95%. An unused commitment fee of 0.85% is charged on the difference between the $33,000,000 credit agreement and the amount borrowed. As of October 31, 2010, there was $33,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility during the year ended October 31, 2010 was $31,753,425 with a related average interest rate of 1.31%. The maximum amount outstanding during the period was $33,000,000.

Note 9 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On October 1, 2010, the Board of Trustees declared a quarterly dividend of $0.125 per common share. The dividend was payable on November 30, 2010, to shareholders of record on November 15, 2010.

On November 29, 2010, effective that day, David C. Hooten resigned as a Trustee of the Fund.

26 l Annual Report l October 31, 2010

DCS l Claymore Dividend & Income Fund

Report of Independent Registered Public Accounting Firm|

The Board of Trustees and Shareholders of

Claymore Dividend & Income Fund

We have audited the accompanying statement of assets and liabilities of Claymore Dividend & Income Fund, including the portfolio of investments, as of October 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, financial position of Claymore Dividend & Income Fund at October 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 22, 2010

Annual Report l October 31, 2010 l 27

DCS l Claymore Dividend & Income Fund

Supplemental Information | (unaudited)

Federal Income Tax Information

The Fund recognized qualified dividend income of $3,371,176 during the fiscal year ended October 31, 2010. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $2,602,355 of investment income qualifies for the dividends-received deduction.

In January 2011, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2010.

Result of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on September 23, 2010. Common shareholders voted on the election of Trustees.

With regard to the election of the following Trustees by common shareholders of the Fund:
	# of Shares	# of Shares
	In Favor	Withheld
Robert B. Karn III	4,146,018	464,777
Ronald E. Toupin, Jr.	4,130,444	480,351

The other Trustees of the Fund whose terms did not expire in 2010 are Roman Friedrich III, Ronald Nyberg and Randall C. Barnes.

Trustees

The Trustees of the Claymore Dividend & Income Fund and their principal occupations during the past five years:

Name,	Term of		Number of
Address*,	Office**	Principal Occupations	Portfolios in
Year of Birth	and	during the Past	the Fund
and Position(s)	Length	Five Years and	Complex***	Other Directorships
Held with	of Time	Other	Overseen	Held by
Registrant	Served	Affiliations	by Trustee	Trustee
Independent Trustees:
Roman Friedrich III	Since	Senior Managing Director of McNicoll, Lewis & Vlak, an investment bank and institutional broker-	41	Director, Zincore Metals, Inc. and
Year of birth: 1946	2004	dealer specializing in capital intensive industries such as energy, metals and mining. Founder and		GFM Resources Ltd.
Trustee		President of Roman Friedrich & Company, Ltd., a mining and metals investment bank.
Ronald A. Nyberg	Since	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning	51	None
Year of birth: 1953	2004	and business transactions from 2000-present. Formerly, Executive Vice President, General Counsel
Trustee		and Corporate Secretary of Van Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since	Retired. Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset	48	None
Year of birth: 1958	2004	Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999),
Trustee		Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant
		Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of
		John Nuveen & Company, Inc. (1982-1999).
Robert B. Karn III	Since	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting,	42	Director of Peabody Energy
Year of Birth: 1942	2010	St. Louis office of Arthur Andersen, LLP.		Company (2003-present), GP
Trustee				Natural Resource Partners LLC
				(2002-present) and Kennedy
				Capital Management, Inc. (2002-present)
Randall C. Barnes	Since	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer, PepsiCo, Inc.	49	None
Year of Birth: 1951	2010	(1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President,
Trustee		Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).

28 l Annual Report l October 31, 2010

DCS l Claymore Dividend & Income Fund l Supplemental Information (unaudited) continued

Name,	Term of		Number of
Address*,	Office**	Principal Occupations	Portfolios in
Year of Birth	and	during the Past	the Fund
and Position(s)	Length	Five Years and	Complex***	Other Directorships
Held with	of Time	Other	Overseen	Held by
Registrant	Served	Affiliations	by Trustee	Trustee
Interested Trustees:
David C. Hooten†	Since	Chairman of the Board of Directors and Chief Executive Officer (2001-present) of Guggenheim	1	None
Year of birth: 1962	2008	Funds Services Group, Inc. and its predecessor Companies.
Trustee

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-Messrs. Toupin and Karn, as Class III Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of the shareholders.
-Mr. Barnes, as a Class I Trustee, is expected to stand for re-election at the Fund’s 2011 annual meeting of shareholders.
-Messrs. Friedrich and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of the shareholders.
***	The Guggenheim Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc.
†
Mr. Hooten is an“interested person”(as defined in section 2(a)(19) of the 1940 Act) of the Fund because he is an officer of the Adviser and certain of its affiliates. On November 29, 2010, effective that day, Mr. Hooten resigned as a Trustee of the Fund.

Officers
The officers of the Claymore Dividend & Income Fund and their principal occupations during the past five years:

Name, Address*, Year
of Birth and Position(s)	Term of Office** and	Principal Occupations During the Past Five Years
Held with Registrant	Length of Time Served	and Other Affiliations
Officers:
Kevin M. Robinson	Since 2010	Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds
Year of Birth: 1959		Distributors, Inc., and Guggenheim Funds Services Group, Inc. (2007-present). Chief Legal Officer of certain other
Chief Executive Officer		funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE
Chief Legal Officer		Euronext, Inc. (2000-2007).
John Sullivan	Since 2010	Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc.
Year of Birth: 1955		Formerly, Chief Compliance Officer, Van Kampen Funds (2004–2010). Head of Fund Accounting, Morgan Stanley
Chief Accounting Officer,		Investment Management (2002–2004). Chief Financial Officer, Treasurer, Van Kampen Funds (1996-2004).
Chief Financial Officer
Treasurer
Bruce Saxon	Since 2006	Vice President, Fund Compliance Officer of Guggenheim Funds Investment Advisors, LLC (2006 to present). Chief
Year of birth: 1957		Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance
Chief Compliance Officer		of Harrisdirect LLC (1999-2003).
Mark E. Mathiasen	Since 2008	Vice President; Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2007-present). Secretary
Year of birth: 1978		of certain funds in the Fund Complex. Previously, Law Clerk, Idaho State Courts (2003-2006).
Secretary

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report l October 31, 2010 l 29

DCS l Claymore Dividend & Income Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the“Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the“Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a“Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh PA 15252-8015; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

30 l Annual Report l October 31, 2010

DCS l Claymore Dividend & Income Fund

Investment Advisory Agreement and Investment Subadvisory
Advisory Agreement |

On June 16, 2010, the Board, including those trustees who are not interested persons as defined by the 1940 Act (the“Independent Trustees”), considered the renewal of: (1) the investment advisory agreement (“Investment Advisory Agreement”) between the Fund and Claymore Advisors, LLC (“Adviser”n/k/a Guggenheim Funds Investment Advisors, LLC) and (2) the investment subadvisory agreement (“Investment Subadvisory Agreement”) among the Adviser, the Fund and Manning & Napier Advisors, Inc. (“Subadviser”). The Investment Advisory Agreement and the Investment Subadvisory Agreement are together referred to as the“Advisory Agreements.”As part of its review process, the Nominating & Governance Committee of the Board (sometimes referred to as the“Committee”and consisting solely of the Independent Trustees) was represented by independent legal counsel. The Board reviewed materials received from the Adviser, Subadviser and independent legal counsel in connection with the Board meeting held on June 16, 2010, and in connection with Committee meetings held on June 3, 2010, and June 15, 2010. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be requested, and independent legal counsel, on behalf of the Committee, sent a formal request for information to the Adviser and Subadviser. The Adviser and the Subadviser provided extensive information in response to that request and to a follow-up request for information. Among other information, the Adviser and Subadviser provided general information to assist the Committee and the Board in assessing the nature and quality of services provided by the Adviser and Subadviser, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Advisory Agreement to the Adviser and the compliance program of the Adviser and of the Subadviser.

Based upon their review, the Committee and the Board concluded that it was in the best interests of the Fund to renew each of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board’s, but rather the Board considered a variety of factors.

Investment Advisory Agreement

With respect to the nature, extent and quality of services currently provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund’s assets to the Subadviser. The Board considered the Adviser’s responsibility to oversee the Subadviser and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company’s guaranty of the Adviser’s obligations under the Investment Advisory Agreement. The Board also considered the secondary market support provided by the Adviser to the Fund. The Board considered the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight and oversight of the Subadviser’s investment activities. Specifically, the Board noted the ongoing oversight activities performed by the Adviser, including on-site compliance reviews and monitoring of compliance with policies and procedures and with the Fund’s investment policies and restrictions. After considering these factors, the Board concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

The Board considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value and market price basis for the three month, six month, one year, three year, five year and since inception periods ended April 30, 2010. The Board compared the Fund’s performance to the performance of a peer group of closed-end funds (“peer group of funds”) provided by the Adviser for the same time periods. The Board also considered that the Adviser does not directly manage the investment portfolio but had delegated such duties to the Subadviser. The Board also considered the Fund’s use of leverage and the positive impact of the leverage on the Fund’s performance for the twelve months ended April 30, 2010. The Board concluded that the Adviser had reviewed and monitored the Subadviser’s investment performance.

The Board compared the Fund’s advisory fee (which includes the subadvisory fee paid to the Subadviser) and expense ratio to the peer group of funds and to the advisory fees that the Adviser charges to other closed-end funds for which it serves as adviser. The Board also reviewed the mean advisory fees and expense ratios of the peer group of funds. The Board noted that the Fund’s advisory fee was slightly below the mean of the peer group of funds.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship to the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated allocated direct and indirect costs the Adviser incurred in providing the services to the Fund, including paying the subadvisory fee to the Subadviser.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund and the relatively fixed nature of closed-end fund assets, the Board does not anticipate significant economies of scale.

The Board considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator provides it with additional revenue. The Board also noted the Adviser’s statement that it benefits from its association with the Subadviser, which may lead to future business opportunities.

Investment Subadvisory Agreement

With respect to the nature, extent and quality of services provided by the Subadviser, the Board considered the qualifications, experience and skills of the Subadviser’s portfolio management and other key personnel. The Board reviewed the Subadviser’s financial statements. The Board considered the Subadviser’s efforts in pursuing the Fund’s investment objective of providing a high level of current income, with a secondary objective of capital appreciation, and considered that the Subadviser had managed the Fund’s portfolio since June 2009 and noted the amount of volatility in the financial markets during such timeframe. The Board concluded that the Subadviser was qualified to provide the services under the Investment Subadvisory Agreement.

The Board reviewed the performance of the Fund and the peer group of funds over the year-to-date, three month and six months periods. The Board focused on the Fund’s performance on a net asset value basis since June 2009 when the Subadviser began managing the portfolio and noted that net asset value performance for the period from June 2009 through April 30, 2010 was positive and in line with the peer group. The Board also compared the Fund’s

Annual Report l October 31, 2010 l 31

DCS l Claymore Dividend & Income Fund l Investment Advisory Agreement and Investment Subadvisory Advisory Agreement continued

investment performance on a net asset value basis to the S&P 500 Index and the Russell 1000 Value Index over the same time periods and noted that the Fund had underperformed such indices over the relevant periods.

The Board reviewed the subadvisory fee paid by the Adviser to the Subadviser and compared it to the fees charged by the Subadviser to clients for both fixed income and equity mandates.

With respect to the costs of services to be provided and profits realized by the Subadviser from its relationship to the Fund, the Board reviewed information regarding the revenues the Subadviser received under the Investment Subadvisory Agreement and estimated allocated expenses of the Subadviser in providing services under the Investment Subadvisory Agreement.

The Board reviewed the extent to which economies of scale with respect to the sub-advisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund and the relatively fixed nature of closed-end fund assets, the Board does not anticipate significant economies of scale.

The Board considered other benefits derived by the Subadviser from its relationship to the Fund and noted the Subadviser’s statement that the portfolio management strategies for the Fund are within the Subadviser’s plans for strategic growth and that the Subadviser uses soft dollars which may benefit other clients of the Subadviser.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of the Fund, taking into consideration the costs of services to be provided and profit realized, economies of scale and other benefits to the Adviser and the Subadviser.

32 l Annual Report l October 31, 2010

DCS l Claymore Dividend & Income Fund

Fund Information |

Board of Trustees	Officers	Investment Sub-Adviser
Randall C. Barnes	Kevin M. Robinson	Manning & Napier Advisors, Inc.
	Chief Executive Officer and	Fairport, New York
Roman Friedrich III, Chairman	Chief Legal Officer

Investment Adviser
David C. Hooten*1		and Administrator
	John Sullivan	Guggenheim
Robert B. Karn III	Chief Financial Officer, Chief	Funds Investment
	Accounting Officer and Treasurer	Advisors, LLC
Ronald A. Nyberg		(Formerly known
	Bruce Saxon	as Claymore
Ronald E.Toupin, Jr.	Chief Compliance Officer	Advisors, LLC)
Lisle, IL
* Trustee is an “interested person” of the Fund as defined in	Mark E. Mathiasen
the Investment Company Act of 1940, as amended.	Secretary	Custodian and
1 David C. Hooten resigned his position as Trustee of the		Transfer Agent
Fund, effective November 29, 2010.		The Bank of New York Mellon
New York, New York

Legal Counsel
Skadden,Arps, Slate, Meagher &
Flom LLP
New York, New York

Independent Registered
Public Accounting Firm
Ernst &Young LLP
Chicago, Illinois

Privacy Principles of Claymore Dividend & Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Claymore Dividend & Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:
The Bank of New York Mellon, 101 Barclay 11W, New York, New York 10286 (866) 488-3559

This report is sent to shareholders of Claymore Dividend & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 392-3004.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 392-3004, by visiting the Fund’s website at www.guggenheimfunds.com/dcs or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or at www.guggenheimfunds.com/dcs. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

Annual Report l October 31, 2010 l 33

DCS l Claymore Dividend & Income Fund

About the Fund Managers |

Manning & Napier Advisors, Inc.

Manning & Napier Advisors, Inc. serves as the Fund’s Investment Sub-Adviser. Manning & Napier has been a registered investment adviser since 1970. For nearly 40 years, Manning & Napier has focused on managing clients’ investments through a variety of market conditions, including five bear markets.The firm managed over $35 billion for individuals, corporations, defined benefit pension plans, 401(k) choice plans,Taft-Hartley accounts, endowments, foundations and municipal retirement plans as of September 30, 2010. It remains an employee-owned firm, with 100% of the firm owned by full-time employees.

Investment Philosophy and Process

The Claymore Dividend & Income Fund invests primarily in a systematic equity approach designed to offer a diversified equity portfolio of high-yielding securities, with portfolio expectations of providing competitive returns in positive market environments, but also provides protection during both market downturns and periods of falling interest rates. Stocks are selected from a broad universe based on high free cash flow yields and high dividend yields, and are also screened in an effort to exclude acute bankruptcy risk.

Manning & Napier believes that a focus on companies with high free cash flow yields and high dividend yields allows for investment in financially sound companies at attractive valuations. Because they believe both free cash flow and dividend yields are intrinsic signs of fundamental value that should be recognized over time by the market, the portfolio is uniquely positioned to take advantage of these long-term fundamental trends.

Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(12/10)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

DCS-AR-1010

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)        (1) The registrant's Code of Ethics is attached hereto as an exhibit.
    (2) Not applicable.
   (3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Ronald E. Toupin, Jr.  Mr. Toupin is an “independent” Trustee, as defined in Item 3 of Form N-CSR.  Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and un-audited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

a). Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $32,000 and $33,300 for the fiscal years ended October 31, 2010, and October 31, 2009, respectively.

b).  Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a), were $0 and $6,300 for the fiscal years ended October 31, 2010, and October 31, 2009, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

c). Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $16,900 and $6,000 for the fiscal years ended October 31, 2010, and October 31, 2009, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

 d).  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) of this Item were $0 and $0 for the fiscal years ended October 31, 2010, and October 31, 2009, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(e)              (1) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee's revised Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2   Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)  The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

IV.C.3   Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)  The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) None of the services described in each of Items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g)              The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $16,900 and $12,300 or the fiscal years ended October 31, 2010, and October 31, 2009, respectively.

 (h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b) Not Applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Manning & Napier Advisors, Inc. (the "Sub-Adviser").  The Sub-Adviser's Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Manning & Napier Advisors, Inc. (“Manning & Napier”) tasks its Senior Research Group to establish the broad investment policies and guidelines used in the management of its investment portfolios.  For the Claymore Dividend & Income Fund, two designated Research Teams are responsible for implementing the investment policies and guidelines as well as monitoring the registrant’s investment portfolio. The Equity Research Team runs quantitative screens to identify stocks for inclusion in the portfolio in line with the Senior Research Group’s policies and guidelines. The resulting portfolio of stocks meeting the quantitative criteria is reviewed and approved by the members of the Equity Research Team. No specific member of the Team is required to approve equity purchases and sales. The Fixed Research Team, led by Jack Bauer, constructs and monitors the fixed income securities in the registrant’s investment portfolio. The Fixed Research Team develops an interest rate overview and a credit approved list that is reviewed by the Senior Research Group. The following provides information regarding the Senior Research Group and designated Research Team members as of October 31, 2010:

Name	Since	Professional Experience

Christian A. Andreach, CFA®	1999	Co-Head of Global Equities/Senior Analyst/Managing Director of Consumer Group. Joined the Sub-Adviser in 1999. Member of Senior Research Group since 2002.
Jack W. Bauer	1990	Senior Analyst/Managing Director of Fixed Income Group. Joined the Sub-Adviser in 1990. Member of Senior Research Group since 1990.
Jeffrey S. Coons, Ph.D., CFA®	1985
President/Co-Director of Research/Managing Director of Quantitative Strategies Group/ Executive Group member. Joined the Sub-Adviser in 1985. Co-Director of Research since 2002. President since June 2010. Member of Senior Research Group since 1989. Executive Group member* since 1999.  Member of Dividend Focus Series Research Team since 2008.

Jeffrey W. Donlon, CFA®	1998	Senior Analyst/Managing Director of Technology Group. Joined the Sub-Adviser in 1998. Member of Senior Research Group since 2004.

Brian P. Gambill, CFA®	1997	Senior Analyst/Managing Director of Capital Goods Group. Joined the Sub-Adviser in 1997. Member of Senior Research Group since 2002.
R. Keith Harwood	1997	Senior Analyst in Fixed Income Group. Joined the Sub-Adviser in 1997.
Jeffrey A. Herrmann, CFA®	1986
Co-Head of Global Equities/Co-Director of Research /Managing Director of Themes and Overviews Group/Executive Group member.  Joined the Sub-Adviser in 1986. Co-Director of Research since 2002. Member of Senior Research Group since 1989. Executive Group member* since 2002.

Brian W. Lester, CFA®	1998	Senior Analyst/Managing Director of Life Sciences Group. Joined the Sub-Adviser in 1998. Member of Senior Research Group since 2009.
Michael J. Magiera, CFA®	1988	Senior Analyst/Managing Director of Real Estate Group. Joined the Sub-Adviser in 1988. Member of Senior Research Group since 1989.
Christopher F. Petrosino, CFA®	2001	Senior Analyst. Joined the Sub-Adviser in 2001. Member of Dividend Focus Series Research Team since 2008.
Marc Tommasi	1986	Head of Global Investment Strategy/Senior Analyst/Managing Director of Global Strategies Group. Joined the Sub-Adviser in 1986. Member of Senior Research Group since 1989.
Virge J. Trotter, III, CFA®	1997	Senior Analyst/Managing Director of Services Group. Joined the Sub-Adviser in 1997. Member of Senior Research Group since 2009.
*The Executive Group performed the duties of the office of the Chief Executive of Manning & Napier Advisors, Inc., May 1, 2003 through June 13, 2010. Effective June 14, 2010, the Executive Group exists as an advisory board to the Chief Executive Officer.

 (a) (2) (i-iii)     Other accounts managed.

Manning & Napier does not use a portfolio manager-based structure for the management of investment portfolios. Instead, the Sub-Adviser manages mutual funds, other commingled funds and separate accounts using an analyst-driven process. For funds and separate accounts, the investment recommendations made by an equity analyst will be applied to all portfolios with investment objectives for which the recommendation is appropriate. As a result, the investment professionals involved in managing the Claymore Dividend & Income Fund that invest in equities are also responsible for managing all other portfolios for clients of the Sub-Adviser that pursue similar investment objectives (“Similarly Managed Accounts”).

Accordingly, each portfolio manager listed below has been assigned portfolio management responsibility for portions of the Sub-Adviser’s Similarly Managed Accounts. The Senior Research Group sets broad investment guidelines, and the individual analysts, select individual securities subject to a peer review process. Because the portfolio management role of these individuals extends across all the Sub-Adviser’s Similarly Managed Accounts that hold equities, the information for each portfolio manager listed below relates to all the Similarly Managed Accounts. None of these accounts is subject to a performance-based fee. This information is as of October 31, 2010.

Christopher Petrosino has portfolio management responsibility only for the Claymore Income & Dividend Fund and for the Sub-Adviser’s separately-managed accounts with the same investment objectives.

The chart below represents the number of equity clients and total equity assets as of 10/31/10 for mutual funds, collective investment trust funds and pooled funds, and separately managed accounts, respectively.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets
Christian A. Andreach	11	$8.37 billion	5	$486 million	923	$9.77 billion
Jeffrey S. Coons	11	$8.37 billion	5	$486 million	923	$9.77 billion
Jeffrey W. Donlon	11	$8.37 billion	5	$486 million	923	$9.77 billion

Brian P. Gambill	11	$8.37 billion	5	$486 million	923	$9.77 billion
Jeffrey A. Herrmann	11	$8.37 billion	5	$486 million	923	$9.77 billion
Brian W. Lester	11	$8.37 billion	5	$486 million	923	$9.77 billion
Michael J. Magiera	11	$8.37 billion	5	$486 million	923	$9.77 billion
Christopher F. Petrosino	11	$8.37 billion	5	$486 million	923	$9.77 billion
Marc Tommasi	11	$8.37 billion	5	$486 million	923	$9.77 billion
Virge J. Trotter, III	11	$8.37 billion	5	$486 million	923	$9.77 billion
*At times assets of the Other Accounts in column 3 may be invested in these registered investment companies.

The Sub-Adviser’s fixed income portfolio managers manage the fixed income portion of the Claymore Dividend & Income Fund, separate accounts with fixed income objectives, and the fixed income portions of mixed asset class investment accounts, other pooled investment vehicles, and separate accounts. Because the portfolio management role of these individuals extends across all the Sub-Adviser’s accounts that hold fixed income securities, the information for each portfolio manager listed below relates to all the other accounts under the Sub-Adviser’s management. None of these accounts is subject to a performance-based fee. This information is as of October 31, 2010.

The chart below represents the number of fixed income, balanced (multi-asset class), and multi-manager clients and total assets as of 10/31/10 for mutual funds, collective investment trust funds and pooled funds, and separately managed accounts, respectively.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets

Jack W. Bauer	16	$3.53 billion	16	$2.73 billion	7,606	$11.67 billion
R. Keith Harwood	16	$3.53 billion	16	$2.73 billion	7,606	$11.67 billion
*At times assets of the Other Accounts in column 3 may be invested in these registered investment companies.

(a) (2) (iv)        Conflicts of Interest.    The equity portion of the Claymore Dividend & Income Fund is managed using quantitative security selection screens. The Sub-Adviser also manages separately-managed accounts using the same stock selection approach. The compensation of the portfolio management team and the Senior Research Group is not dependent on the performance of the Claymore Dividend & Income Fund or separate accounts managed in a similar style. The Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

For the Claymore Dividend & Income Fund, other pooled investment vehicles, and Other Accounts that have authorized it to do so, the Sub-Adviser trades equities and most fixed income securities on an aggregate basis to increase efficiency of execution. In the event of a partially filled order, the Sub-Adviser uses a computer-generated randomizer to objectively assign the order of execution among accounts. Each account that participates in an aggregated order on a particular day will participate at the average security price for that day with all transaction costs shared on a pro-rata basis.

The Sub-Adviser’s trading function for equities and most fixed income investments (other than certain fixed income investments, such as new bond issues, as discussed below) is separate from its research function; that is, the individuals recommending and approving security purchases are not the same individuals responsible for executing the trades. For equity and most fixed income security trades, traders exercise individual discretion in order to get the Sub-Adviser’s clients the best possible execution on trades, but guidelines as to security, position size, and price are set by the analysts recommending the security. Proprietary and third-party reporting systems monitor implementation of trading programs across the account base.

Occasionally, such as when purchasing new bond issues, the Sub-Adviser’s Fixed Income Group identifies the securities to be purchased and a member of the team executes the trades. With respect to any account of the Sub-Adviser not receiving a full allocation, the Sub-Adviser may purchase more bonds on behalf of such account in the secondary market. In such case, the purchase price of such bonds will likely be higher or lower than that of the initial issue.

To remove the incentive for unauthorized trading and speculation in client accounts, traders are not compensated for profits generated, since investment directives are issued from outside the trading area and then merely implemented by the traders. In addition, the compensation program for individuals recommending securities purchases are based on the returns of the particular security recommended, rather than on the performance of any individual account.

(a) (3)           Compensation Structure. In return for the services it provides to the Claymore Dividend & Income Fund, the Sub-Adviser receives an annual management fee of 0.33% of the registrant’s average daily net assets, which is computed daily and payable monthly by the registrant.

Portfolio Manager Compensation

Analyst compensation is provided in two basic forms: base salary and bonus. Bonuses may be several times the level of base salary for successful analysts. The analyst bonus system has been established to provide a strong incentive for analysts to make investment decisions in the best interest of the Sub-Adviser’s clients, including the Claymore Dividend & Income Fund.

For other investment vehicles managed by the Senior Research Group, the Sub-Adviser has a bonus system based on the performance of individual securities. In the analyst bonus system, the gains/losses of securities recommended and reviewed by an analyst are measured over trailing 12-month, 24-month and 36-month time periods and compared to several hurdles. In the case of equity analysts, those hurdles include 0% (i.e., positive returns) and the gain/loss of the S&P 500 Index®. A bonus rate is established for each time period based upon the number of hurdles surpassed by the analyst. The bonus rate could result in a negative, zero, or positive bonus for the period, generally depending upon whether no hurdles, one hurdle, or multiple hurdles are surpassed by an analyst. Bonuses are calculated by multiplying the analyst’s total gain/loss and the bonus rate for each time period and summed over the three time periods. If this calculation results in a negative bonus (e.g., returns below 0% and the benchmark index), then the negative is carried forward until the analyst achieves a positive bonus to offset the negative balance. In total, the bonus system provides incentives to pursue both downside protection and competitive returns versus benchmarks.

Additional compensation may be provided to certain research analysts in the form of fixed bonuses determined by the Co-Directors of Research or based on a portion of the bonuses paid in the analyst bonus system described above. Also, certain employees may be selected to purchase equity in the Sub-Adviser based upon a combination of performance and tenure. Equity ownership in the Sub-Adviser represents an important incentive for senior investment professionals and serves as another method to align the long-term interest of employees with the best interest of our clients. The Sub-Adviser may utilize a bonus when recruiting new research employees to help defray relocation costs, if applicable.  The compensation of the Claymore Dividend & Income Fund’s portfolio management team and the Senior Research Group is not dependent on the performance of the Fund.

Manning Yield® Dividend-Focus is a top-down, quantitative strategy and therefore investment staff are not compensated in the same manner as described above.

(a) (4)           Securities ownership.    Purchases of any third party registered closed-end investment companies that Manning & Napier sub-advises are prohibited by the Manning & Napier Code of Ethics.

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       Code of Ethics for Chief Executive and Financial Officer.

(a)(2)       Certifications of principal executive officer and principal financial officer pursuant to Rule30a-2(a) of the Investment Company Act.

(a)(3)       Not applicable.

(b)           Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)           Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Dividend & Income Fund

By:        /s/ Kevin M. Robinson

Name:   Kevin M. Robinson

Title:     Chief Executive Officer

Date:     January 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:        /s/ Kevin M. Robinson

Name:   Kevin M. Robinson

Title:     Chief Executive Officer

Date:     January 5, 2011

By:        /s/ John Sullivan

Name:   John Sullivan

Title:     Treasurer and Chief Financial Officer

Date:     January 5, 2011